Exhibit 99.2

Sunrise of Wayne—Wayne, NJ

All amounts shown in this report are unaudited and in U.S. dollars unless otherwise noted.

Ventas, Inc.

First Quarter 2008 Supplemental Data

Triple-Net, Managed and Secured Loan Portfolio—Overview by Type (Dollars in Millions):1

Property Type	Number of Properties	Number of Beds/Units/Square Feet	Number of States/ Provinces	Ventas Investment	Cash Flow Coverage	Occupancy[2]	Annualized NNN Revenue[3]	Annualized Operating Property Revenue[4]	Total Annualized Revenue
Hospital—Stabilized Triple-Net	41	3,815 Beds	17	$365	2.8x	61%	$93	$0	$93
Skilled Nursing—Stabilized Triple-Net	192	23,643 Beds	28	827	1.9x	88%	170	0	170
Seniors Housing—Triple-Net & Loan	178	17,887 Units	32	2,371	1.3x	89%	204	0	204
Seniors Housing—Operating	79	6,513 Units	21	2,033	N/A	92%	0	367	367
Medical Office—Stabilized	17	841,109 Square Feet	8	157	N/A	94%	1	21	21
Medical Office—Lease-Up	2	181,952 Square Feet	2	42	N/A	56%	0	3	3
Other—Stabilized Triple-Net	8	122 Beds	1	7	4.5x	N/A	1	0	1

Total	517		45	$5,801	1.8x		$469	$391	$860

							55%	45%	100%

Triple-Net, Managed and Secured Loan Portfolio—Overview by State/Province:1

	Totals		Hospital		Skilled Nursing		Seniors Housing		Medical Office		Other
State/Province	No.	%	No.	Beds	No.	Beds	No.	Units	No.	Sq. Feet	No.	Beds
California	42	8%	5	417	9	1,139	28	3,407	—	—	—	—
Massachusetts	38	7%	2	109	26	2,811	10	1,259	—	—	—	—
Pennsylvania	35	7%	2	115	6	797	25	1,686	2	111,671	—	—
Ohio	31	6%	—	—	12	1,643	17	1,237	2	143,567	—	—
Kentucky	31	6%	3	760	27	3,077	—	—	1	50,000	—	—
Florida	28	5%	6	511	—	—	16	1,625	6	206,641	—	—
Indiana	23	4%	1	59	13	1,883	9	1,002	—	—	—	—
North Carolina	23	4%	1	124	16	1,836	6	437	—	—	—	—
Illinois	21	4%	4	431	—	—	17	2,637	—	—	—	—
Texas	21	4%	7	496	—	—	3	262	3	78,622	8	122
All Other	224	43%	10	793	83	10,457	126	10,848	5	432,560	—	—

Total	517	100%	41	3,815	192	23,643	257	24,400	19	1,023,061	8	122

[1]	Totals may not add due to rounding.
[2]	Occupancy shown for Seniors Housing excludes communities in lease-up and those securing loans. Occupancy for triple-net properties is as of 4Q07 and occupancy for operating properties is as of 1Q08.
[3]	Annualized first quarter Ventas revenue assuming all events occurred at the beginning of the period.
[4]	Revenue reflects Ventas’s portion only for joint venture assets.

Ventas, Inc.

First Quarter 2008 Supplemental Data

Triple-Net Owned, Managed and Secured Loan Portfolio—Property Type Concentration (Dollars in Millions): 1

Property Type	Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%
Seniors Housing	257	$4,404	76%	$571	66%
Skilled Nursing	192	827	14%	170	20%
Hospitals	41	365	6%	93	11%
Medical Office	19	198	3%	25	3%
Other	8	7	NM	1	NM

Total	517	$5,801	100%	$860	100%

Triple-Net Owned, Managed and Secured Loan Portfolio—Operator Concentration (Dollars in Millions): 1

Operator/Manager	Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%
Sunrise Senior Living	79	$2,033	35%	$367	43%
Brookdale Senior Living	83	1,386	24%	121	14%
Kindred Healthcare	203	935	16%	237	28%
Senior Care	66	625	11%	50	6%
Emeritus Senior Living	16	196	3%	19	2%
Capital Senior Living	11	158	3%	13	2%
NexCore	4	93	2%	12	1%
Formation	11	88	2%	9	1%
Benchmark Assisted Living	4	55	1%	5	1%
Assisted Living Concepts	8	50	1%	5	1%
All Other	32	183	3%	22	3%

Total	517	$5,801	100%	$860	100%

Triple-Net Owned, Managed and Secured Loan Portfolio—State/Province Concentration (Dollars in Millions): 1

State/Province	Property Count	Annualized Rent/Revenue[2]	%
California	42	$113	13%
Illinois	21	92	11%
Massachusetts	38	53	6%
Ontario	9	50	6%
Pennsylvania	35	48	6%
New Jersey	11	38	4%
Florida	28	37	4%
Colorado	14	31	4%
New York	14	29	3%
North Carolina	23	28	3%
All Other	282	342	40%

Total	517	$860	100%

[1]	Totals may not add due to rounding. NM = not material.
[2]	Annualized first quarter Ventas revenue assuming all events occurred at the beginning of the period. Operating asset revenue reflects Ventas’s portion only for joint venture assets.

Ventas, Inc.

First Quarter 2008 Supplemental Data

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 4th Quarter of 2006 & 2007:1,2

		Sequential Quarter Comparison				Year-Over-Year Comparison
Property Type	Number of Properties	3Q07 Cash Flow Coverage	4Q07 Cash Flow Coverage	3Q07 Occupancy	4Q07 Occupancy	4Q06 Cash Flow Coverage	4Q07 Cash Flow Coverage	4Q06 Occupancy	4Q07 Occupancy
Hospitals	39	3.0x	2.8x	58%	61%	3.3x	2.8x	61%	61%
Skilled Nursing	174	1.8x	1.9x	88%	87%	1.9x	1.9x	88%	87%
Seniors Housing	127	1.3x	1.3x	90%	90%	1.3x	1.3x	91%	90%
Other	8	4.2x	4.5x	N/A	N/A	3.2x	4.5x	N/A	N/A

Total	348	1.9x	1.9x			2.0x	1.9x

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 3rd & 4th Quarter of 2007:1,2

		Sequential Quarter Comparison
Property Type	Number of Properties	3Q07 Cash Flow Coverage	4Q07 Cash Flow Coverage	3Q07 Occupancy	4Q07 Occupancy
Hospitals	41	3.0x	2.8x	58%	61%
Skilled Nursing	192	1.8x	1.9x	88%	88%
Seniors Housing	171	1.3x	1.3x	89%	89%
Other	8	4.2x	4.5x	N/A	N/A

Total	412	1.8x	1.8x

[1]	Fourth quarter is most recent quarter available. Excludes seven assets sold in April 2008.
[2]	Cash flow coverages are for trailing-twelve months or annualized where the Company’s ownership is for a shorter period.

Ventas, Inc.

First Quarter 2008 Supplemental Data

Medical Office Operating Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized[2]		Same-Store Stabilized[2,3]		Lease-Up
	1Q08[4]	1Q07	1Q08	1Q07	1Q08	1Q07
Number of properties:	14	8	8	8	2	—
Number of square feet:	779,573	258,587	258,587	258,587	181,952	—
Occupancy:	94%	98%	92%	98%	56%	—
Average annual rate per square foot:	$28	$28	$28	$28	$26	—
Operating revenue:	$5.3	$1.8	$1.6	$1.8	$0.8	—
Less expenses:	2.3	0.7	0.8	0.7	0.4	—

Total NOI:	3.0	1.1	0.8	1.1	0.4	—
Less Company’s partner’s share:	0.0	0.0	0.0	0.0	0.0	—

Ventas NOI:	$3.0	$1.1	$0.8	$1.1	$0.4	—

	Sequential Quarter Comparison
	Stabilized[2]		Same-Store Stabilized[2,3]		Lease-Up
	1Q08[4]	4Q07	1Q08	4Q07	1Q08	4Q07
Number of properties:	14	14	8	8	2	2
Number of square feet:	779,573	779,573	258,587	258,587	181,952	181,952
Occupancy:	94%	95%	92%	95%	56%	56%
Average annual rate per square foot:	$28	$28	$28	$29	$26	$27
Operating revenue:	$5.3	$5.5	$1.6	$1.8	$0.8	$0.7
Less expenses:	2.3	2.5	0.8	0.7	0.4	0.6

Total NOI:	3.0	3.0	0.8	1.0	0.4	0.1
Less Company’s partner’s share:	0.0	0.0	0.0	0.0	0.0	0.0

Ventas NOI:	$3.0	$3.0	$0.8	$1.0	$0.4	$0.1

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.
[2]	Includes only those MOBs owned for the full period.
[3]	Includes only those MOBs owned in both comparison periods.
[4]	Variances in occupancy and NOI in 1Q08 are primarily attributable to one asset that Ventas is actively repositioning in its market.

Ventas, Inc.

First Quarter 2008 Supplemental Data

Seniors Housing Operating Portfolio Statistics:1

	Stabilized		Lease-up
	1Q08	4Q07	1Q08	4Q07[2]
Number of properties:	73	72	6	7
Number of units:	5,907	5,831	606	682
Resident day capacity:	635,453	633,972	63,336	55,360
Average resident occupancy:	92%	93%	58%	64%
Average daily rate / resident fees:	$174	$171	$172	$171
Operating revenue:	$101.4	$100.8	$6.3	$6.1
Less expenses:	68.8	68.2	5.5	5.0

Total NOI:	32.7	32.6	0.8	1.1
Less Company’s partner’s share:	4.6	4.6	0.2	0.3

Ventas NOI:	$28.1	$28.0	$0.6	$0.9

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.
[2]	4Q07 Resident day capacity has been corrected for the period from 55,720 to 55,360.

Ventas, Inc.

First Quarter 2008 Supplemental Data

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios:1

		Sequential Quarter Comparison		Year-Over-Year Comparison
Ventas - Kindred Master Lease	Number of Properties	3Q07	4Q07	4Q06	4Q07
1	83	2.4x	2.4x	2.3x	2.4x
2	41	2.2x	2.1x	2.5x	2.1x
3	38	1.9x	1.7x	2.2x	1.7x
4	41	2.4x	2.4x	2.6x	2.4x

Total	203	2.2x	2.2x	2.4x	2.2x

Property Type	Number of Properties	3Q07	4Q07	4Q06	4Q07
Hospitals	38	3.0x	2.8x	3.3x	2.8x
Skilled Nursing Facilities	165	1.8x	1.8x	1.9x	1.8x

Total	203	2.2x	2.2x	2.4x	2.2x

[1]

Coverage reflects the ratio of Kindred’s EBITDARM to rent. EBITDARM is defined as earnings before interest, income taxes, depreciation, amortization, rent and management fees. In the calculation of trailing twelve months EBITDARM, intercompany profit pertaining to services provided by Kindred’s PeopleFirst Rehabilitation and Pharmacy Divisions has been eliminated from purchased ancillary expenses within the Ventas portfolio. Fourth quarter is most recent quarter available.

Ventas, Inc.

First Quarter 2008 Supplemental Data

Portfolio Revenue Rollover Schedule Excluding Sunrise Operating Communities:1

		Lease Rollover Year
	Totals	2008	2009	2010	2011	2012	Thereafter
Hospital—Stabilized Triple-Net:
Annualized Revenue	$92.5	—	—	$42.2	—	—	$50.3
Skilled Nursing—Stabilized Triple-Net:
Annualized Revenue	$170.4	$0.9	—	$79.2	—	$1.4	$88.9
Seniors Housing—Stabilized Triple-Net:
Annualized Revenue	$202.4	—	—	—	—	$2.7	$199.8
Medical Office—Stabilized:
Annualized Revenue	$20.7	$2.1	$1.8	$2.8	$2.3	$2.2	$9.6
Medical Office—Lease-Up:
Annualized Revenue	$3.0	—	—	—	$0.1	$0.2	$2.7
Other—Stabilized Triple-Net:
Annualized Revenue	$0.9	—	—	$0.9	—	—	—
Total:
Annualized Revenue	$489.9	$3.0	$1.8	$125.1	$2.4	$6.5	$351.2

[1]	Annualized first quarter Ventas revenue assuming all events occurred at the beginning of the period. Dollars in millions. Totals may not add due to rounding.

Ventas, Inc.

First Quarter 2008 Supplemental Data

Company Development Data:

Properties in Lease-up:
Property Name	Company Ownership %	MSA	Property Type	Number of Residents or Beds/Units/Square Feet	Actual/Projected Opening Date	Ventas Estimated/Actual Acquisition Date	Total Development Cost[1]	Ventas Fixed Purchase Price (incl. FPAC)[1]	Expected Stabilized Yield
Sunrise of Hillcrest	80%	Dallas	AL/ALZ	90 Residents / 77 Units / 56,500 SF	June 2006	April 2007	$14.6	$12.3	10.0%
Sunrise of Staten Island	80%	New York	AL/ALZ	100 Residents / 78 Units / 63,000 SF	November 2006	June 2007	29.7	25.0	9.5%-10.0%
Sunrise of Sandy	80%	Salt Lake City	AL/ALZ	95 Residents / 79 Units / 58,000 SF	November 2006	April 2007	18.0	15.1	9.5%-10.0%
Sunrise of Scottsdale	80%	Phoenix	AL/ALZ	95 Residents / 79 Units / 60,000 SF	March 2007	April 2007	20.2	17.0	9.5%-10.0%
Sunrise of Rocklin	80%	Sacramento	AL/ALZ	78 Residents / 64 Units / 48,000 SF	April 2007	April 2007	18.6	15.7	8.25%-8.75%
Sunrise of Thorne Mills on Steeles[2]	80%	Toronto	IL/AL/ALZ	238 Residents / 229 Units / 210,000 SF	September 2007	December 2007	62.8 Cdn	52.7 Cdn	8.0% -8.5%

Properties to be Acquired:
Casper Wyoming Hospital & MOB[3]	100%	Casper, WY	Hosp/MOB	28 Beds /N/A Units /50,132 SF	2Q08	2Q08	$29.0	N/A	10.5%

[1]	Dollars in millions.
[2]	Resident capacity corrected to 238 from 256.
[3]	Property will be acquired upon completion.